Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of API Nanotronics Corp. (the “Company”) on Form 10-KSB for the period ending May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip DeZwirek, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILLIP DEZWIREK
Phillip DeZwirek
Chief Executive Officer and Treasurer
August 22, 2007